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                                                                    EXHIBIT 21.1

                              LIST OF SUBSIDIARIES

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
         SUBSIDIARY                                                                                JURISDICTION OF INCORPORATION
         ----------                                                                                -----------------------------
Hadco Corporation                                                                                          Massachusetts
Hadco Santa Clara, Inc. (1)                                                                                Delaware
Sanmina Corporation (Malaysia) SND BHD (2)                                                                 Malaysia
Continental Circuits International Inc. (1)                                                                Barbados
Hadco Foreign Sales Corporation (1)                                                                        US Virgin Islands
Hadco Scotland Limited (1)                                                                                 Scotland
Hadco Ireland Limited (1)                                                                                  Ireland
Viking Components Incorporated                                                                             California
Compatible Memory, Inc. (3)                                                                                California
Sanmina General LLC                                                                                        Delaware
                                                                                                           Delaware
Newisys, Inc.                                                                                              Delaware
Sanmina Texas, L.P. (4)                                                                                    Texas
Manu-Tronics, Inc.                                                                                         Wisconsin
Sanmina Foreign Sales Corporation                                                                          Barbados
Sanmina-SCI de Mexico, S.A. de C.V                                                                         Mexico
Sanmina S.A.S.                                                                                             France
Sanmina France S.A.S. (5)                                                                                  France
Sanmina-SCI France Real Estate (45)                                                                        France
Sanmina-SCI France EMS (5)                                                                                 France
Sanmina B.V.                                                                                               Netherlands
Sanmina-SCI Enclosure Systems Lisburn Ltd. (6)                                                             Northern Ireland
Sanmina-SCI International AG                                                                               Switzerland
Sanmina Cayman Ltd. (7)                                                                                    Cayman Islands
Sanmina Holding, AB (7)                                                                                    Sweden
Sanmina-SCI Europe AB (8)                                                                                  Sweden
Sanmina-SCI EMS Tikkakoski OY (9)                                                                          Finland
Sanmina-SCI AB (9)                                                                                         Sweden
Sanmina Kista AB (8)                                                                                       Sweden
Sanmina-SCI Enclosure Systems OY (10)                                                                      Finland
Sanmina-SCI Enclosure Systems Salo OY (11)                                                                 Finland
Jordbro Forvaltnings AB (10)                                                                               Sweden
Sanmina Development AB (12)                                                                                Sweden
Segerstrom UK Ltd (10)                                                                                     United Kingdom
Sanmina Enclosure Hungary Systems Kft (13)                                                                 Hungary
Sanmina-SCI do Brazil Ltda. (46)                                                                           Brazil
SST - Lease Kft (47)                                                                                       Hungary
Sanmina Enclosure Systems Ltd. (10)                                                                        Scotland
Segerstrom & Svensson Bengtsfors AB (10)                                                                   Sweden
Segerstrom & Svensson Eskilstuna AB (10)                                                                   Sweden
Tryggarps Forvaltnings AB (10)                                                                             Sweden
Sanmina Enclosure Systems AB (14)                                                                          Sweden
Sanmina (B.V.I.) Limited                                                                                   British Virgin Islands
Sanmina-SCI (China) Limited (15)                                                                           Hong Kong
Sanmina-SCI (Shenzhen) Limited (16)                                                                        China
Sanmina (Qingdao) Limited (16)                                                                             China
Davos Group Limited (15)                                                                                   British Virgin Islands
Sanmina-SCI Enclosure Systems (Asia) Ltd. (17)                                                             Hong Kong
Sanmina-SCI Asia Limited (15)                                                                              Hong Kong
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
Sanmina-SCI (Taiwan) Ltd. (18)                                                                             Hong Kong
Sanmina-SCI (H.K.) Limited (15)                                                                            Hong Kong
Sanmina-SCI RSP de Mexico, S.A. de C.V (48)                                                                Mexico
Sanmina-SCI LLC                                                                                            Delaware
Sanmina-SCI Cable Systems de Monterrey, S. de R.L. de C.V.                                                 Mexico
Sanmina-SCI Cable Systems Services de Monterrey, S.A.                                                      Mexico
Sanmina Enclosure Systems USA Inc.                                                                         North Carolina
Sanmina GmbH                                                                                               Germany
Sanmina-SCI Holding GmbH & Co. KG                                                                          Germany
Sanmina-SCI Cable Systems GmbH (19)                                                                        Germany
Sanmina-SCI Germany GmbH (19)                                                                              Germany
Sanmina-SCI Verwaltungs GmbH                                                                               Germany
Sanmina-SCI Czech Republic Spol sro                                                                        Czech Republic
SCI Systems, Inc.                                                                                          Delaware
AET Holland CV (49)                                                                                        Netherlands
SCI Netherlands Holding, BV (21)                                                                           Netherlands
Sanmina-SCI BV (28)                                                                                        Netherlands
Sanmina-SCI Mideast Holdings BV (28)                                                                       Netherlands
SCIMEX, Inc. (20)                                                                                          Alabama
Sanmina-SCI/TAG de Mexico S.A. de C.V. (23)                                                                Mexico
Sanmina-SCI Systems de Mexico, S.A. de C.V. (24)                                                           Mexico
Sanmina-SCI Systems Service de Mexico, S.A de C.V. (25)                                                    Mexico
Sanmina-SCI Systems (Alabama), Inc. (20)                                                                   Alabama
Sanmina-SCI U.K. LP (22)                                                                                   United Kingdom
Sanmina-SCI Luxembourg S.a.r.l. (29)                                                                       Luxembourg
Interagency, Inc. (26)                                                                                     Delaware
SCI Technology, Inc. (26)                                                                                  Alabama
SCI Development UK Ltd. (27)                                                                               England
Sanmina-SCI Systems Singapore Pte Ltd (32)                                                                 Singapore
Viking Components Singapore Pte Ltd (38)                                                                   Singapore
AET Holdings (Mauritius) Ltd (38)                                                                          Mauritius
Sanmina-SCI India Private Limited (39)                                                                     India
Sanmina-SCI Electronics (Kunshan) Co. Limited (39)                                                         China
SCI Funding, Inc. (32)                                                                                     Delaware
Sanmina-SCI Systems Enclosure, LLC (32)                                                                    Delaware
SCI Enclosures (Denton) Inc. (40)                                                                          Texas
CMS Mexicana, S.A. de C.V. (41)                                                                            Mexico
SCI Plant No. 4, LLC (26)                                                                                  Alabama
SCI Plant No. 27, LLC (26)                                                                                 Alabama
SCI Plant No. 12, LLC (32)                                                                                 Alabama
SCI Plant No. 5, LLC (26)                                                                                  Alabama
SCI Plant No. 3, LLC (26)                                                                                  Alabama
SCI Plant No. 30, LLC (26)                                                                                 Alabama

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
SCI Plant ND 22, LLC (32)                                                                                  Alabama
SCI Plant ND 2, LLC (26)                                                                                   Alabama
SCI Ireland Limited (43)                                                                                   Ireland
Viking Components Ireland PTE (30)                                                                         Ireland
Sanmina-SCI Ireland Ltd. (30)                                                                              Ireland
Compatible Memory International, Ltd. (31)                                                                 Ireland
SCI Irish Holdings (44)                                                                                    Ireland
SCI Alpha Ltd. (20)                                                                                        Ireland
SCI Foreign Sales, Inc. (20)                                                                               Barbados
Sanmina-SCI Systems (Thailand) Limited (20)                                                                Thailand
Sanmina-SCI Systems Canada, Inc. (20)                                                                      Canada
Sanmina Enclosure Systems, Inc. (42)                                                                       Canada
SCI Holdings, Inc. (20)                                                                                    Delaware
Sanmina-SCI Netherlands Holding, LLC (20)                                                                  Delaware
Sanmina-SCI Israel Medical Systems Ltd. (27)                                                               Israel
Sanima-SCI Systems Israel EMS Ltd.                                                                         Israel
Sanmina-SCI Systems Israel Ltd (27)                                                                        Israel
Sanmina-SCI Systems Tel Aviv Ltd (33)                                                                      Israel
Sanmina-SCI Systems Japan, Ltd. (27)                                                                       Japan
Sanmina-SCI Japan, Inc. (27)                                                                               Japan
SCI Brockville Corp. (27)                                                                                  Canada
Sanmina-SCI Espana, S.L. (27)                                                                              Spain
Sanmina-SCI EMS Haukipudas OY (27)                                                                         Finland
SCI Systems Sweden AB (27)                                                                                 Sweden
Sanmina-SCI Hungary Electronics Manufacturing Limited Liability Company (27)                               Hungary
Sanmina-SCI Systems (Malaysia) SND BHD (27)                                                                Malaysia
Sanmina-SCI do Brasil Technology Ltda. (27)                                                                Brazil
Sanmina-SCI do Brasil Integration Ltd. Employee Services Company (34)                                      Brazil
SCI Holding France S.A.S. (27)                                                                             France
SCI France, S.A.S. (35)                                                                                    France
Sanmina-SCI U.K. Limited (27)                                                                              United Kingdom
Sanmina-SCI PC Operations Limited (36)                                                                     United Kingdom
Sanmina-SCI Australia Holdings Pty. Ltd. (27)                                                              Australia
Sanmina-SCI Systems (WA) Pty. Ltd. (37)                                                                    Australia
Sanmina-SCI Australia Pty. Ltd. (37)                                                                       Australia
Dowlas Holdings, Inc.                                                                                      Ireland

         (1)      A subsidiary of Hadco Corporation
         (2)      A subsidiary of Hadco Santa Clara, Inc.
         (3)      A subsidiary of Viking Components, Inc.
         (4)      A subsidiary of Sanmina General LLC and Sanmina Limited LLC
         (5)      A subsidiary of Sanmina SAS
         (6)      A subsidiary of Sanmina B.V.
         (7)      A subsidiary of Sanmina-SCI International AG
         (8)      A subsidiary of Sanmina Holding, AB
         (9)      A subsidiary of Sanmina-SCI Europe AB
         (10)     A subsidiary of Sanmina Kista AB
         (11)     A subsidiary of Sanmina-SCI Enclosure Systems OY
         (12)     A subsidiary of Jordbro Forvaltnings AB

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
         (13)     A subsidiary of SST - Lease Kft
         (14)     A subsidiary of Tryggarps Forvaltnings AB
         (15)     A subsidiary of Sanmina (B.V.I.) Limited
         (16)     A subsidiary of Sanmina-SCI (China) Limited
         (17)     A subsidiary of Davos Group Limited
         (18)     A subsidiary of Sanmina-SCI Asia Limited
         (19)     A subsidiary of Sanmina-SCI Holding GmbH & Co. KG
         (20)     A subsidiary of SCI Systems, Inc.
         (21)     A subsidiary of AET Holland CV
         (22)     A subsidiary of AET Holland CV (1%) and Sanmina-SCI Systems Alabama, Inc. (99%)
         (23)     A subsidiary of SCI Systems Inc. and Scimex, Inc.
         (24)     A subsidiary of Scimex, Inc.
         (25)     A subsidiary of Sanmina-SCI Systems de Mexico S.A. de C.V.
         (26)     A subsidiary of Sanmina-SCI Systems (Alabama) Inc.
         (27)     A subsidiary of SCI Holdings, Inc.
         (28)     A subsidiary of SCI Netherland Holding, BV
         (29)     A subsidiary of Sanmina-SCI U.K. L.P.
         (30)     A subsidiary of SCI Ireland Limited
         (31)     A subsidiary of Viking Components Ireland PTE
         (32)     A subsidiary of SCI Technology, Inc.
         (33)     A subsidiary of Sanmina-SCI Systems Israel Ltd
         (34)     A subsidiary of Sanmina-SCI do Brasil Technology Ltda. and SCI Holdings, Inc.
         (35)     A subsidiary of SCI Holding France S.A.S.
         (36)     A subsidiary of Sanmina-SCI U.K. Limited
         (37)     A subsidiary of SCI Australia Holdings Pty. Ltd.
         (38)     A subsidiary of Sanmina-SCI Systems Singapore Pte Ltd.
         (39)     A subsidiary of AET Holdings (Mauritius) Ltd
         (40)     A subsidiary of Sanmina-SCI Enclosures, LLC
         (41)     A subsidiary of Sanmina-SCI Systems Enclosures, LLC and SCI Enclosures, (Denton) Inc.
         (42)     A subsidiary of Sanmina-SCI Systems Canada, Inc.
         (43)     A subsidiary of SCI Systems, Inc. and SCI Irish Holdings Limited
         (44)     A subsidiary of SCI Systems, Inc. and SCI Alpha Ltd.
         (45)     A subsidiary of Sanmina S.A.S. and Sanmina France S.A.S.
         (46)     A subsidiary of Sanmina Kista AB and SCI Holdings, Inc.
         (47)     A subsidiary of Sanmina Kista AB (50% owned)
         (48)     A subsidiary of Sanmina-SCI Corporation and Scimex, Inc.
         (49)     A subsidiary of SCI Systems, Inc., SCI Holdings, Inc. and Sanmina-SCI Netherlands Holding LLC
         (50)     The parent is a subsidiary of Sanmina-SCI Cable Systems de Monterrey, S. de R.L. de C.V.
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